Exhibit 32.1

LIONS PETROLEUM, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Lions Petroleum, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002 that:

a.

the quarterly report on Form 10-QSB of Lions Petroleum, Inc. for the quarter ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Lions Petroleum, Inc.

Date: February 19, 2007

/s/ Gordon L. Wiltse

Gordon L. Wiltse

Chief Financial Officer

Principal Executive Officer